                                                                      Exhibit 99

Term Sheet
Dated January 3, 2003
Subject to Revision


Capital Auto Receivables Asset Trust 2003-1
Issuer

$3,018,600,000 Asset Backed Notes, Class A



Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer

This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2003-1. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. This term sheet also supersedes any prior or similar term sheet.

The trust is offering the following classes of notes:

------------------------------------------------------------------------------------------
                                                   Class A Notes
------------------------------------------------------------------------------------------
                            A-1 Notes        A-2 Notes        A-3 Notes       A-4 Notes
------------------------------------------------------------------------------------------
 Principal Amount        $1,176,000,000    $592,000,000     $928,000,000    $322,600,000
------------------------------------------------------------------------------------------
 Interest Rate
------------------------------------------------------------------------------------------
 Final Scheduled          June 15, 2005  January 17, 2006  April 16, 2007  June 15, 2010
 Distribution Date
------------------------------------------------------------------------------------------
 Price to Public
------------------------------------------------------------------------------------------
 Underwriting Discount
------------------------------------------------------------------------------------------
 Proceeds to Seller
------------------------------------------------------------------------------------------

Credit Enhancement and Liquidity

..    Reserve account, with an initial deposit of $46,680,673.33.
..    Certificates with an initial certificate balance of $93,444,888.51 will be issued by the trust. The certificates are not being offered under this term sheet or the prospectus supplement. The certificates are subordinated to the notes.

Revolving Period

..    The trust will not pay principal during an initial 12 month revolving period unless the revolving period terminates early as a result of an early amortization event.


Credit Suisse First Boston             JPMorgan                Morgan Stanley

 ABN AMRO Incorporated

            Banc One Capital Markets, Inc.

                                     BNP Paribas

                                                 Lehman Brothers

                                                             Merrill Lynch & Co.

                            -------------------------


                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.

We have filed a registration statement (including a prospectus and a form of prospectus supplement) relating to the trust with the SEC and it is effective. In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC an updated prospectus supplement relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the securities of the trust, in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.

You may obtain a final prospectus supplement and a prospectus by contacting Credit Suisse First Boston Corporation at (212) 325-8549, J.P. Morgan Securities Inc. at (212) 834-4154 or Morgan Stanley & Co. Incorporated at (212) 761-2122.


                             -----------------------

                        Summary of Transaction Parties*


                                    [GRAPHIC]


* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to the prospectus supplement and the prospectus for a further description.

    Summary of Monthly deposits to and Withdrawals from Accounts during the
                               Revolving Period*


                                    [GRAPHIC]


* This chart provides only a simplified overview of the monthly flow of funds during the revolving period. Refer to the prospectus supplement and the prospectus for a further description.

    Summary of Monthly Deposits to and Withdrawals from Accounts during the
                              Amortization Period*


                                    [GRAPHIC]


* This chart provides only a simplified overview of the monthly flow of funds during the amortization period. Refer to the prospectus supplement and the prospectus for a further description.

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc., filed on November 12, 2002 with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. This term sheet will be superseded by a prospectus supplement to be dated January __, 2003. Your investment decision should be based solely on the information in the prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2003-1 will be the issuer of the notes.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

Bank One, National Association

Owner Trustee

Deutsche Bank Trust Company Delaware

THE NOTES

Class A Notes

..    The trust will offer the four classes of notes listed on the cover page of this term sheet.

Interest Payments

..    The interest rate for each class of notes will be a fixed rate, a floating rate or the combination of a fixed rate and a floating rate if that class has both a fixed rate tranche and a floating rate tranche. We refer in this term sheet to notes that bear interest at a floating rate as "floating rate notes," and to notes that bear interest at a fixed rate as "fixed rate notes."

..    If the trust issues floating rate notes, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

..    Interest will accrue on the notes from and including the closing date.

..    The trust will pay interest on the notes on the fifteenth day of each calendar month or, if that day is not a business day, the next business day, beginning on February 18, 2003. We refer to these dates as "distribution dates."

..    The trust will pay interest on fixed rate notes on each distribution date based on a 360-day year consisting of twelve 30-day months. The trust will pay interest on floating rate notes on each distribution date based on the actual days elapsed during the period for which interest is payable and a 360-day year.

..    The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

..    Interest payments on all classes of notes will have the same priority.

Principal Payments

..    The trust will not pay principal on the notes on any distribution date related to the revolving period.

..    The trust will pay principal on the notes monthly on each distribution date related to the amortization period.

..    The trust will make principal payments on the notes based on the amount of collections and defaults on the receivables during the prior month.

..    The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

..    Principal payments on the notes will be made in the order of priority listed below. On each distribution date related to the amortization period, except as described below, a pro rata portion, based on the outstanding amount of notes and certificates, of the amount available to make principal payments on the notes and distributions on the certificate balance will be applied:

     (1) to the Class A-1 Notes, until the Class A-1 Notes are paid in full;

     (2) to the Class A-2 Notes, until the Class A-2 Notes are paid in full;

     (3) to the Class A-3 Notes, until the Class A-3 Notes are paid in full; and

     (4) to the Class A-4 Notes, until the Class A-4 Notes are paid in full.

..    The failure of the trust to pay any class of notes in full on or before its final scheduled distribution date will constitute an event of default.

..    On each distribution date after an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the notes will be made ratably to all noteholders, based on the outstanding principal balance of each class of notes.

THE CERTIFICATES

The trust will issue certificates with an initial certificate balance of $93,444,888.51. The certificates are not being offered under this term sheet or the prospectus supplement.

The seller will initially retain certificates with an initial certificate balance of $934,888.51.

Interest Payments

..    The interest rate for the certificates will be either a fixed rate or a floating rate.

..    If the certificates are fixed rate, interest will be based on a 360-day year consisting of twelve 30-day months, and if the certificates are floating rate, interest will be based on the actual days elapsed during the period for which interest is payable and a 360-day year.

..    The trust will pay interest on the certificates monthly on each distribution date.

..    Interest will accrue on the certificates from and including the closing date.

..    The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

..    Interest payments on the certificates will be made on any distribution date only after interest on the notes has been paid in full for that distribution date.

Certificate Balance

..    Generally, to the extent of available amounts, on each distribution date during the amortization period, a pro rata portion, based on the outstanding amount of notes and certificates, of the amount available to make principal payments on the notes and distributions on the certificate balance will be applied to make distributions on the certificate balance. No amounts will be applied on the certificate balance during the revolving period.

Payments Upon Acceleration

..    If an event of default occurs and the notes are accelerated, no payments of interest on the certificates or distributions on the certificate balance will be made until the notes are paid in full or the acceleration is rescinded.

EARLY RETIREMENT OF THE NOTES AND CERTIFICATES

When the aggregate discounted principal balance of the receivables declines to 10% or less of the initial aggregate discounted principal balance of the receivables, the servicer may purchase all of the remaining receivables. If the servicer purchases the receivables, the outstanding notes, if any, and the certificates will be redeemed at a price equal to their remaining principal balance and certificate balance, as applicable, plus accrued and unpaid interest.

THE RECEIVABLES

The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables," and to the persons who financed their purchases with these contracts as "obligors."

The receivables in the trust will be sold on the closing date and during the revolving period by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

All of the receivables to be sold to the trust on the closing date and during the revolving period were or will be acquired by GMAC under special incentive rate financing programs.

The trust property will, subject to specific exceptions described in the prospectus, also include:

     . monies received under the receivables on or after a cutoff date of December 1, 2002, which we refer to as the "cutoff date";
     .   amounts held on deposit in trust accounts maintained for the trust;
     .   security interests in the vehicles financed by the receivables;
     . any recourse GMAC has against the dealers from which it purchased the receivables;
     . any proceeds from claims on insurance policies covering the financed vehicles;
     . the interest rate swaps and contingent assignment, if any, described below;
     .   specified rights of the seller under its purchase agreement with GMAC;
         and
     . all rights of the trust under the related transfer agreement with the seller.

The initial aggregate discounted principal balance of the receivables to be sold to the trust, which is the present value of all scheduled payments due on the receivables that have not been applied on or prior to the cutoff date, discounted at 7.00%, was $3,112,044,888.51.

THE REVOLVING PERIOD

The trust will not make payments of principal on the notes or distributions on the certificate balance during the revolving period.

The "revolving period" consists of the monthly periods from December 2002 through November 2003, and the related distribution dates. We refer to the monthly periods and the related distribution dates following the revolving period as the "amortization period."

If an early amortization event occurs, the revolving period will terminate early, and the amortization period will begin. An early amortization event will occur if:

     . the amount on deposit in the reserve account is less than the required amount for two consecutive months;

     . the amount on deposit in the accumulation account exceeds 1.00% of the initial aggregate discounted balance of the receivables owned by the trust; or

     .   an event of default or servicer default occurs.

On each distribution date related to the revolving period, amounts otherwise available to make principal payments on the notes and distributions on the certificate balance will be applied to purchase additional receivables from the seller.

To the extent that amounts allocated for the purchase of additional receivables are not so used on any distribution date related to the revolving period, they will be deposited into the accumulation account and applied on subsequent distribution dates related to the revolving period to purchase additional receivables from the seller.

PRIORITY OF DISTRIBUTIONS

During the revolving period, the trust will distribute available funds in the following order of priority:

     .   servicing fee payments to the servicer;
     . net amount payable, if any, to the swap counterparty, other than swap termination amounts;
     .   interest on the notes and any swap termination amounts, pro rata;
     .   interest on the certificates;
     . reinvestment in additional receivables and deposits into the accumulation account, as applicable; and
     .   deposits into the reserve account.

During the amortization period, the trust will distribute available funds in the following order of priority:

     .   servicing fee payments to the servicer;
     . net amount payable, if any, to the swap counterparty, other than swap termination amounts;
     .   interest on the notes and any swap termination amounts, pro rata;
     .   interest on the certificates;
     .   principal on the notes;
     .   distributions on the certificate balance; and
     .   deposits into the reserve account.

If an event of default occurs and the notes are accelerated, the trust will pay each class of notes, on a pro rata basis, before making any interest payments on the certificates or any distributions on the certificate balance until the notes are paid in full or all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

On the closing date, the seller will deposit $46,680,673.33 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date.

To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fee, to pay the net amount, if any, due to the swap counterparty, to make required distributions on the notes and the certificates and to make reinvestments in additional receivables, the trust will withdraw cash from the reserve account for those purposes.

On any distribution date, if the amount in the reserve account exceeds the specified reserve account balance, the trust will pay the excess to the seller.

INTEREST RATE SWAPS

If the trust issues one or more classes or tranches of floating rate notes or certificates, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes or certificates.

Under each interest rate swap, on the business day prior to each distribution date, the trust will be obligated to pay the swap counterparty a fixed interest rate and the swap counterparty will be obligated to pay the trust a floating interest rate of LIBOR plus an applicable spread. For each swap, the notional amount will equal the outstanding principal balance of the related class or tranche of floating rate notes or certificates.

SERVICING FEES

..    The trust will pay the servicer a monthly 1% per annum basic servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus that will be subordinated to all payments on the notes and the certificates.

TAX STATUS

Kirkland & Ellis, special tax counsel, will deliver its opinion that:

     . the notes will be characterized as indebtedness for federal income tax purposes, and

     . the trust will not be taxable as an association or publicly traded partnership taxable as a corporation, but instead will be classified as a partnership for federal income tax purposes.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.

ERISA CONSIDERATIONS

Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the notes. We suggest that an employee benefit plan and any other retirement plan or arrangement, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan, consult with its counsel before purchasing the notes.

RATINGS

We will not issue the notes offered hereby unless they are rated in the highest rating category for long-term obligations by at least one nationally recognized rating agency.

RISK FACTORS

Before making an investment decision, you should consider the factors that are set forth under the caption "Risk Factors" in the prospectus and the prospectus supplement.

                              THE RECEIVABLES POOL

Criteria Applicable to the Selection of Initial Receivables

     The initial pool of receivables to be sold to the trust were selected from GMAC's portfolio based on several criteria, including that each receivable:

     .    is secured by a new car or light truck;

     .    is a scheduled interest receivable or a simple interest receivable;

     .    was originated in the United States;

     . provides for level monthly payments that may vary from one another by no more than $5;

     .    will amortize the amount financed over its original term to maturity;

     .    has been acquired by GMAC in the ordinary course of business;

     .    has a first payment due date on or after November 1, 1998;

     .    was originated on or after September 1, 1998;

     .    has an original term of 6 to 72 months;

     .    has a remaining term of not less than 6 months;

     . has been acquired by GMAC under one of its special incentive rate financing programs designed to encourage purchases of new General Motors vehicles; and

     . as of the initial cutoff date, the receivable was not considered past due; that is, the scheduled payments due on that receivable in excess of $25 have been received within 30 days of the scheduled payment date.

     Additional receivables sold to the trust during the revolving period must meet substantially similar criteria, as described below. However, these criteria will not ensure that each subsequent pool of additional receivables will share the exact characteristics as the initial pool of receivables. As a result, the composition of the aggregate pool of receivables will change as additional receivables are purchased by the trust on each distribution date during the revolving period.

     Scheduled interest receivables represent 11% of the aggregate amount financed as of the initial cutoff date. The balance of the initial receivables are simple interest receivables. The receivables in the pool of receivables on the closing date will be the same receivables that comprised the pool of receivables on the initial cutoff date.

Criteria Applicable to the Selection of Additional Receivables During the Revolving Period

     The additional receivables sold to the trust during the revolving period will be selected from GMAC's portfolio based on several criteria. These criteria include the requirements that each additional receivable:

     .    is secured by a new car or light truck;

     .    is a scheduled interest receivable or a simple interest receivable;

     .    was originated in the United States;

     . provides for level monthly payments that may vary from one another by no more than $5;

     .    will amortize the amount financed over its original term to maturity;

     . has been or will be acquired by GMAC in the ordinary course of business;

     . has an original term of 6 to 72 months, provided that the aggregate principal balance of additional receivables to be added as of the applicable cutoff date with an original term greater than 60 months may not exceed 5% of the aggregate principal balance of additional receivables as of such cutoff date;

     . as of the first calendar day of the month in which the additional receivable is to be purchased, which we refer to the "applicable cutoff date," the additional receivable will not be considered past due; that is, the payments due on that additional receivable in excess of $25 will have been received within 30 days of the scheduled payment date;

     . has a remaining term as of the applicable cutoff date of not less than 6 months;

     . has been or will be acquired by GMAC under one of its special incentive rate financing programs designed to encourage purchases of new General Motors vehicles; and

     . has a final maturity date no later than 6 months prior to the final scheduled distribution date of the certificates.

     The additional receivables will be selected at random from GMAC's portfolio of receivables that meet the criteria described above and other administrative criteria utilized by GMAC from time to time. We believe that no selection procedures adverse to the noteholders will be used in selecting the additional receivables.

     The following tables describe the initial receivables pool as of the initial cutoff date:

                   Composition of the Initial Receivables Pool

     Weighted Average Annual Percentage Rate of Receivables ..............  3.89%
     Aggregate Amount Financed ...........................................  $3,300,048,387.48
     Number of Contracts in Pool .........................................  166,379
     Average Amount Financed .............................................  $19,834.52
     Weighted Average Original Maturity ..................................  57.39 months
     Weighted Average Remaining Maturity (Range) .........................  47.27 months (6 to 72 months)

     The "Weighted Average Annual Percentage Rate of Receivables" in the preceding table is based on weighting by current balance and remaining term of each receivable. The "Weighted Average Original Maturity" in the preceding table is based on weighting by original principal balance of each receivable.

     Distribution of the Initial Receivables Pool by Annual Percentage Rate

                                                                   Percentage
Annual Percentage        Number of           Aggregate            of Aggregate
-----------------
    Rate Range           Contracts        Amount Financed       Amount Financed
    ----------           ---------        ---------------       ---------------

0.00%   to   1.00%          19,119         $  305,624,747            9.26%
1.01%   to   2.00%           9,928         $  161,721,513            4.90%
2.01%   to   3.00%          39,196         $  864,847,921           26.21%
3.01%   to   4.00%          36,628         $  850,126,245           25.76%
4.01%   to   5.00%          22,056         $  410,072,770           12.43%
5.01%   to   6.00%          34,351         $  633,715,070           19.20%
6.01%   to   7.00%           5,101         $   73,940,121            2.24%
                         ---------         --------------        ---------
            Total          166,379         $3,300,048,387          100.00%
                         =========         ==============        =========

              Distribution of the Initial Receivables Pool by State

     The initial pool of receivables includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 4.67% of the aggregate amount financed. The following breakdown by state is based on the billing addresses of the obligors on the receivables:

                                                      Percentage of
                                                        Aggregate
            State                                    Amount Financed
            -----                                    ---------------
            Texas .........................               14.57%
            California ....................               13.19%
            Michigan ......................                7.40%
            Florida .......................                6.49%

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

     For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables, including receivables sold by GMAC that it continues to service, the table on the following page shows GMAC's experience for:

     .    delinquencies,

     .    repossessions, and

     .    net losses.

     The servicer believes that delinquencies, repossessions and net losses decreased from 1998 to 2000 due to tightened credit standards, continued collection efforts and a strong economy, with recent increases reflecting the weaker economic environment. Fluctuations in delinquencies, repossessions and losses generally follow trends in the overall economic environment and may be affected by such factors as:

     .    competition for obligors,

     .    the supply and demand for automobiles and light trucks,

     .    consumer debt burden per household, and

     .    personal bankruptcies.

     The credit enhancement for the trust has been designed to mitigate the impact to noteholders of increases in delinquencies and losses.

     There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.

                                                        Nine Months ended
                                                           September 30                    Year Ended December 31
                                                       --------------------    ---------------------------------------------
               New and Used Vehicle Contracts            2002        2001        2001        2000       1999          1998
       ---------------------------------------------   --------    --------    --------    --------   --------      --------
       Total Retail Contracts Outstanding at End
       of the Period (in thousands) ................     4,643       3,615       4,179       3,412      3,120         2,981

       Average Daily Delinquency
          31-60 Days ...............................      1.81%       1.94%       1.95%       1.92%      2.18%         2.66%
          61-90 Days ...............................      0.19%       0.18%       0.19%       0.15%      0.14%         0.18%
          91 Days or More ..........................      0.02%       0.02%       0.02%       0.01%      0.02%         0.02%

       Repossessions as a Percent of Average
       Number of Contracts Outstanding .............      1.83%       1.85%       1.92%       1.84%      2.07%         2.48%

       Net Losses as a Percent of Liquidations .....      1.48%       1.28%       1.42%       1.16%      1.12%         1.70%

       Net Losses as a Percent of Average
       Receivables .................................      0.71%       0.64%       0.71%       0.58%      0.58%         0.83%

       The servicer's current practice is generally to write off receivables that are more than 90 days past due. Also, the "Net Losses as a Percent of Liquidations" and the "Net Losses as a Percent of Average Receivables" percentages in the preceding table are based on gross receivables including unearned income, and "Repossessions as a Percent of Average Number of Contracts Outstanding" and "Net Losses as a Percent of Average Receivables" for the nine months ended September 30, 2002 and 2001 are reported as annualized rates.

               WEIGHTED AVERAGE LIFE OF THE NOTES AND CERTIFICATES

       Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet to present the weighted average life of each class of notes and the certificates, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are uniform as to size and maturity and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables assumed to originally contain 10,000 uniform receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the trust.

       As the rate of payment of principal of each class of notes and distributions on the certificate balance will depend on the rate of payment, including prepayments, of the principal balance of the receivables, final payment of classes of notes and the certificates could occur significantly earlier than the final scheduled distribution date for that class of notes or the certificates. Reinvestment risk associated with early payment of the notes and the certificates will be borne exclusively by the noteholders and the certificateholders, as applicable.

       The tables below under the heading "Percent of Initial Note Principal Balance Outstanding and Certificate Balance Outstanding at Various ABS Percentages" have been prepared on the basis of indicated ABS percentages. The indicated ABS percentages have been applied to an initial pool of uniform receivables and to each subsequent pool of uniform receivables acquired during the revolving period. The "initial pool of uniform receivables" is a pool of uniform receivables with aggregate remaining scheduled payments in each month, measured as of the initial cutoff date, equal to those of the initial pool of receivables owned by the trust. The table below under the heading "Schedule of Remaining Scheduled Payments by Month" sets forth, as of the initial cutoff date, the remaining scheduled payments in each month on the pool of receivables owned by the trust. The initial aggregate discounted present value of these scheduled payments, using a discount rate of 7.00%, is equal to $3,112,044,888.51. Each "subsequent pool of uniform receivables" is a pool of uniform receivables that will be acquired on a distribution date during the revolving period, having a discounted present value - using a 7.00% discount rate - equal to the purchase price of that pool. Each subsequent pool of uniform receivables, as of the applicable cutoff date, will have assumed aggregate remaining scheduled payments in each month that are proportionate to the aggregate remaining scheduled payments on the initial pool of uniform receivables as of the initial cutoff date.

       In addition, the following assumptions have been used in preparing the tables below:

       1. the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

       2. each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

       3. payments on the notes and certificates are made on each distribution date (and each distribution date is assumed to be the 15th day of each applicable month), commencing February 18, 2003;

       4. the balance in the reserve account on each distribution date is equal to the specified reserve account balance;

       5. except as indicated in the following tables, the servicer exercises its option to purchase the receivables on the first available date;

       6.   the servicing fee is paid monthly and equals 1% per annum;

       7.   the closing date occurs on January 15, 2003;

       8.   no early amortization event or event of default occurs;

       9. during the revolving period, the trust fully reinvests in additional receivables;

       10. there are no funds in the accumulation account as the end of the revolving period; and

       11. each subsequent pool of uniform receivables is comprised of receivables with characteristics as of its applicable cutoff date, including the proportionate amounts of remaining scheduled payments, identical to the characteristics of the initial pool of uniform receivables.

       The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the following tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of receivables will prepay at the same level of ABS. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes and the certificates.

       The following tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and initial certificate balance of the certificates that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

            Percent of Initial Note Principal Balance Outstanding and Certificate Balance Outstanding at Various ABS Percentages

     The weighted average life of a class of notes or the certificates as set forth in each of the tables below is determined by (a) multiplying the amount of each principal payment on a note of that class or on the certificates by the number of years from the date of the issuance of the related note or the certificates to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal amount of the note or initial certificate balance of the certificates, as applicable. The calculation in the row in each of the tables below labeled "Weighted Average Life (Years) to call" assumes that the servicer exercises its option to purchase the receivables. The calculation in the row in each of the tables listed below labeled "Weighted Average Life (Years) to maturity" assumes that the servicer does not exercise its option to purchase the receivables.

                        Percent of the Initial Principal Balance Outstanding - Class A-1 Notes
--------------------------------------------------------------------------------------------------------------------
     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Closing Date                        100.00         100.00        100.00        100.00         100.00         100.00
February 2003                       100.00         100.00        100.00        100.00         100.00         100.00
March 2003                          100.00         100.00        100.00        100.00         100.00         100.00
April 2003                          100.00         100.00        100.00        100.00         100.00         100.00
May 2003                            100.00         100.00        100.00        100.00         100.00         100.00
June 2003                           100.00         100.00        100.00        100.00         100.00         100.00
July 2003                           100.00         100.00        100.00        100.00         100.00         100.00
August 2003                         100.00         100.00        100.00        100.00         100.00         100.00
September 2003                      100.00         100.00        100.00        100.00         100.00         100.00
October 2003                        100.00         100.00        100.00        100.00         100.00         100.00
November 2003                       100.00         100.00        100.00        100.00         100.00         100.00
December 2003                       100.00         100.00        100.00        100.00         100.00         100.00
January 2004                         92.97          91.65         90.70         90.00          89.02          87.91
February 2004                        85.95          83.38         81.54         80.17          78.27          76.12
March 2004                           78.95          75.21         72.53         70.54          67.76          64.62
April 2004                           71.97          67.12         63.67         61.08          57.49          53.43
May 2004                             65.01          59.14         54.95         51.82          47.46          42.54
June 2004                            58.07          51.25         46.38         42.74          37.67          31.94
July 2004                            51.13          43.44         37.94         33.83          28.11          21.64
August 2004                          44.22          35.73         29.66         25.11          18.79          11.64
September 2004                       37.34          28.12         21.52         16.59           9.72           1.94
October 2004                         30.47          20.61         13.54          8.25           0.89           0.00
November 2004                        23.62          13.18          5.69          0.09           0.00           0.00
December 2004                        16.77           5.82          0.00          0.00           0.00           0.00
January 2005                          9.91           0.00          0.00          0.00           0.00           0.00
February 2005                         3.05           0.00          0.00          0.00           0.00           0.00
March 2005                            0.00           0.00          0.00          0.00           0.00           0.00
Weighted Average Life
(years) to call .............         1.56           1.48          1.43          1.40           1.36           1.33
Weighted Average Life
(years) to maturity .........         1.56           1.48          1.43          1.40           1.36           1.33

                        Percent of the Initial Principal Balance Outstanding - Class A-2 Notes
--------------------------------------------------------------------------------------------------------------------
     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Closing Date                        100.00         100.00        100.00        100.00         100.00        100.00
February 2003                       100.00         100.00        100.00        100.00         100.00        100.00
March 2003                          100.00         100.00        100.00        100.00         100.00        100.00
April 2003                          100.00         100.00        100.00        100.00         100.00        100.00
May 2003                            100.00         100.00        100.00        100.00         100.00        100.00
June 2003                           100.00         100.00        100.00        100.00         100.00        100.00
July 2003                           100.00         100.00        100.00        100.00         100.00        100.00
August 2003                         100.00         100.00        100.00        100.00         100.00        100.00
September 2003                      100.00         100.00        100.00        100.00         100.00        100.00
October 2003                        100.00         100.00        100.00        100.00         100.00        100.00
November 2003                       100.00         100.00        100.00        100.00         100.00        100.00
December 2003                       100.00         100.00        100.00        100.00         100.00        100.00
January 2004                        100.00         100.00        100.00        100.00         100.00        100.00
February 2004                       100.00         100.00        100.00        100.00         100.00        100.00
March 2004                          100.00         100.00        100.00        100.00         100.00        100.00
April 2004                          100.00         100.00        100.00        100.00         100.00        100.00
May 2004                            100.00         100.00        100.00        100.00         100.00        100.00
June 2004                           100.00         100.00        100.00        100.00         100.00        100.00
July 2004                           100.00         100.00        100.00        100.00         100.00        100.00
August 2004                         100.00         100.00        100.00        100.00         100.00        100.00
September 2004                      100.00         100.00        100.00        100.00         100.00        100.00
October 2004                        100.00         100.00        100.00        100.00         100.00         85.20
November 2004                       100.00         100.00        100.00        100.00          84.68         67.12
December 2004                       100.00         100.00         95.98         84.31          68.03         49.60
January 2005                        100.00          97.10         80.90         68.76          51.83         32.65
February 2005                       100.00          82.78         66.08         53.55          36.08         16.27
March 2005                           92.46          68.65         51.54         38.71          20.80          0.48
April 2005                           78.92          54.72         37.31         24.25           6.00          0.00
May 2005                             65.44          40.99         23.38         10.15           0.00          0.00
June 2005                            52.01          27.44          9.74          0.00           0.00          0.00
July 2005                            38.68          14.14          0.00          0.00           0.00          0.00
August 2005                          25.47           1.08          0.00          0.00           0.00          0.00
September 2005                       12.35           0.00          0.00          0.00           0.00          0.00
October 2005                          0.00           0.00          0.00          0.00           0.00          0.00
Weighted Average Life
(years) to call .............         2.47           2.32          2.22          2.15           2.06          1.96
Weighted Average Life
(years) to maturity .........         2.47           2.32          2.22          2.15           2.06          1.96

                        Percent of the Initial Principal Balance Outstanding - Class A-3 Notes

     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Closing Date                        100.00         100.00        100.00        100.00         100.00        100.00
February 2003                       100.00         100.00        100.00        100.00         100.00        100.00
March 2003                          100.00         100.00        100.00        100.00         100.00        100.00
April 2003                          100.00         100.00        100.00        100.00         100.00        100.00
May 2003                            100.00         100.00        100.00        100.00         100.00        100.00
June 2003                           100.00         100.00        100.00        100.00         100.00        100.00
July 2003                           100.00         100.00        100.00        100.00         100.00        100.00
August 2003                         100.00         100.00        100.00        100.00         100.00        100.00
September 2003                      100.00         100.00        100.00        100.00         100.00        100.00
October 2003                        100.00         100.00        100.00        100.00         100.00        100.00
November 2003                       100.00         100.00        100.00        100.00         100.00        100.00
December 2003                       100.00         100.00        100.00        100.00         100.00        100.00
January 2004                        100.00         100.00        100.00        100.00         100.00        100.00
February 2004                       100.00         100.00        100.00        100.00         100.00        100.00
March 2004                          100.00         100.00        100.00        100.00         100.00        100.00
April 2004                          100.00         100.00        100.00        100.00         100.00        100.00
May 2004                            100.00         100.00        100.00        100.00         100.00        100.00
June 2004                           100.00         100.00        100.00        100.00         100.00        100.00
July 2004                           100.00         100.00        100.00        100.00         100.00        100.00
August 2004                         100.00         100.00        100.00        100.00         100.00        100.00
September 2004                      100.00         100.00        100.00        100.00         100.00        100.00
October 2004                        100.00         100.00        100.00        100.00         100.00        100.00
November 2004                       100.00         100.00        100.00        100.00         100.00        100.00
December 2004                       100.00         100.00        100.00        100.00         100.00        100.00
January 2005                        100.00         100.00        100.00        100.00         100.00        100.00
February 2005                       100.00         100.00        100.00        100.00         100.00        100.00
March 2005                          100.00         100.00        100.00        100.00         100.00        100.00
April 2005                          100.00         100.00        100.00        100.00         100.00         90.62
May 2005                            100.00         100.00        100.00        100.00          94.69         81.30
June 2005                           100.00         100.00        100.00         97.72          85.85         72.36
July 2005                           100.00         100.00         97.72         89.22          77.33         63.81
August 2005                         100.00         100.00         89.44         80.98          69.13         55.64
September 2005                      100.00          92.50         81.37         72.98          61.24         47.85
October 2005                         99.55          84.44         73.48         65.22          53.64         40.43
November 2005                        91.31          76.54         65.82         57.73          46.36         33.39
December 2005                        83.35          68.97         58.51         50.60          39.50         26.81
January 2006                         75.71          61.74         51.56         43.87          33.04         20.67
February 2006                        68.22          54.72         44.88         37.42          26.92         14.91
March 2006                           60.85          47.89         38.41         31.23          21.11          9.51
April 2006                           53.58          41.22         32.17         25.29          15.59          4.46
May 2006                             46.42          34.73         26.13         19.60          10.37          0.00
June 2006                            39.36          28.40         20.31         14.15           5.44          0.00
July 2006                            32.43          22.25         14.72          8.96           0.80          0.00
August 2006                          25.68          16.33          9.37          4.04           0.00          0.00
September 2006                       19.10          10.62          4.27          0.00           0.00          0.00
October 2006                         12.67           5.10          0.00          0.00           0.00          0.00
November 2006                         6.52           0.00          0.00          0.00           0.00          0.00
December 2006                         1.09           0.00          0.00          0.00           0.00          0.00
January 2007                          0.00           0.00          0.00          0.00           0.00          0.00

                        Percent of the Initial Principal Balance Outstanding - Class A-3 Notes

     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Weighted Average Life
(years) to call ............          3.35           3.20          3.09           3.00          2.87          2.72
Weighted Average Life
(years) to maturity ........          3.35           3.20          3.09           3.00          2.87          2.72

     Percent of the Initial Principal Balance Outstanding - Class A-4 Notes

     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Closing Date                        100.00         100.00        100.00        100.00         100.00        100.00
February 2003                       100.00         100.00        100.00        100.00         100.00        100.00
March 2003                          100.00         100.00        100.00        100.00         100.00        100.00
April 2003                          100.00         100.00        100.00        100.00         100.00        100.00
May 2003                            100.00         100.00        100.00        100.00         100.00        100.00
June 2003                           100.00         100.00        100.00        100.00         100.00        100.00
July 2003                           100.00         100.00        100.00        100.00         100.00        100.00
August 2003                         100.00         100.00        100.00        100.00         100.00        100.00
September 2003                      100.00         100.00        100.00        100.00         100.00        100.00
October 2003                        100.00         100.00        100.00        100.00         100.00        100.00
November 2003                       100.00         100.00        100.00        100.00         100.00        100.00
December 2003                       100.00         100.00        100.00        100.00         100.00        100.00
January 2004                        100.00         100.00        100.00        100.00         100.00        100.00
February 2004                       100.00         100.00        100.00        100.00         100.00        100.00
March 2004                          100.00         100.00        100.00        100.00         100.00        100.00
April 2004                          100.00         100.00        100.00        100.00         100.00        100.00
May 2004                            100.00         100.00        100.00        100.00         100.00        100.00
June 2004                           100.00         100.00        100.00        100.00         100.00        100.00
July 2004                           100.00         100.00        100.00        100.00         100.00        100.00
August 2004                         100.00         100.00        100.00        100.00         100.00        100.00
September 2004                      100.00         100.00        100.00        100.00         100.00        100.00
October 2004                        100.00         100.00        100.00        100.00         100.00        100.00
November 2004                       100.00         100.00        100.00        100.00         100.00        100.00
December 2004                       100.00         100.00        100.00        100.00         100.00        100.00
January 2005                        100.00         100.00        100.00        100.00         100.00        100.00
February 2005                       100.00         100.00        100.00        100.00         100.00        100.00
March 2005                          100.00         100.00        100.00        100.00         100.00        100.00
April 2005                          100.00         100.00        100.00        100.00         100.00        100.00
May 2005                            100.00         100.00        100.00        100.00         100.00        100.00
June 2005                           100.00         100.00        100.00        100.00         100.00        100.00
July 2005                           100.00         100.00        100.00        100.00         100.00        100.00
August 2005                         100.00         100.00        100.00        100.00         100.00        100.00
September 2005                      100.00         100.00        100.00        100.00         100.00        100.00
October 2005                        100.00         100.00        100.00        100.00         100.00        100.00
November 2005                       100.00         100.00        100.00        100.00         100.00        100.00
December 2005                       100.00         100.00        100.00        100.00         100.00        100.00
January 2006                        100.00         100.00        100.00        100.00         100.00        100.00
February 2006                       100.00         100.00        100.00        100.00         100.00        100.00
March 2006                          100.00         100.00        100.00        100.00         100.00        100.00
April 2006                          100.00         100.00        100.00        100.00         100.00        100.00
May 2006                            100.00         100.00        100.00        100.00         100.00         99.30
June 2006                           100.00         100.00        100.00        100.00         100.00          0.00
July 2006                           100.00         100.00        100.00        100.00         100.00          0.00
August 2006                         100.00         100.00        100.00        100.00           0.00          0.00
September 2006                      100.00         100.00        100.00         98.24           0.00          0.00
October 2006                        100.00         100.00         98.26          0.00           0.00          0.00
November 2006                       100.00          99.64          0.00          0.00           0.00          0.00
December 2006                       100.00           0.00          0.00          0.00           0.00          0.00
January 2007                          0.00           0.00          0.00          0.00           0.00          0.00

     Percent of the Initial Principal Balance Outstanding - Class A-4 Notes

     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Weighted Average Life
(years) to call ..............        4.00           3.92          3.83          3.75           3.58          3.42
Weighted Average Life
(years) to maturity ..........        4.41           4.33          4.25          4.18           4.05          3.85

      Percent of the Initial Certificate Balance Outstanding - Certificates

     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Closing Date                        100.00         100.00        100.00        100.00         100.00        100.00
February 2003                       100.00         100.00        100.00        100.00         100.00        100.00
March 2003                          100.00         100.00        100.00        100.00         100.00        100.00
April 2003                          100.00         100.00        100.00        100.00         100.00        100.00
May 2003                            100.00         100.00        100.00        100.00         100.00        100.00
June 2003                           100.00         100.00        100.00        100.00         100.00        100.00
July 2003                           100.00         100.00        100.00        100.00         100.00        100.00
August 2003                         100.00         100.00        100.00        100.00         100.00        100.00
September 2003                      100.00         100.00        100.00        100.00         100.00        100.00
October 2003                        100.00         100.00        100.00        100.00         100.00        100.00
November 2003                       100.00         100.00        100.00        100.00         100.00        100.00
December 2003                       100.00         100.00        100.00        100.00         100.00        100.00
January 2004                         97.26          96.75         96.38         96.10          95.72         95.29
February 2004                        94.53          93.52         92.81         92.28          91.53         90.70
March 2004                           91.80          90.34         89.30         88.52          87.44         86.22
April 2004                           89.08          87.19         85.84         84.84          83.44         81.86
May 2004                             86.37          84.08         82.45         81.23          79.53         77.61
June 2004                            83.66          81.01         79.11         77.69          75.72         73.49
July 2004                            80.96          77.97         75.82         74.22          71.99         69.47
August 2004                          78.27          74.96         72.60         70.83          68.36         65.58
September 2004                       75.59          72.00         69.43         67.50          64.83         61.80
October 2004                         72.91          69.07         66.32         64.26          61.39         58.14
November 2004                        70.25          66.18         63.26         61.08          58.04         54.59
December 2004                        67.57          63.31         60.25         57.96          54.77         51.16
January 2005                         64.90          60.47         57.30         54.91          51.60         47.83
February 2005                        62.23          57.67         54.39         51.93          48.51         44.62
March 2005                           59.56          54.89         51.54         49.02          45.51         41.52
April 2005                           56.91          52.16         48.75         46.18          42.61         38.54
May 2005                             54.26          49.47         46.01         43.42          39.80         35.68
June 2005                            51.63          46.81         43.34         40.73          37.08         32.93
July 2005                            49.02          44.20         40.73         38.12          34.46         30.30
August 2005                          46.43          41.64         38.18         35.58          31.94         27.79
September 2005                       43.85          39.12         35.70         33.12          29.51         25.40
October 2005                         41.29          36.64         33.28         30.74          27.18         23.12
November 2005                        38.76          34.22         30.92         28.43          24.94         20.95
December 2005                        36.31          31.89         28.67         26.24          22.83         18.93
January 2006                         33.96          29.67         26.54         24.17          20.85         17.04
February 2006                        31.66          27.51         24.48         22.19          18.96         15.27
March 2006                           29.39          25.41         22.50         20.29          17.18         13.61
April 2006                           27.16          23.36         20.58         18.46          15.48         12.06
May 2006                             24.96          21.36         18.72         16.71          13.87         10.61
June 2006                            22.79          19.42         16.93         15.04          12.36          0.00
July 2006                            20.66          17.53         15.21         13.44          10.93          0.00
August 2006                          18.58          15.71         13.57         11.93           0.00          0.00
September 2006                       16.56          13.95         12.00         10.50           0.00          0.00
October 2006                         14.58          12.26         10.50          0.00           0.00          0.00
November 2006                        12.69          10.65          0.00          0.00           0.00          0.00
December 2006                        11.02           0.00          0.00          0.00           0.00          0.00
January 2007                          0.00           0.00          0.00          0.00           0.00          0.00

      Percent of the Initial Certificate Balance Outstanding - Certificates

     Distribution Date               0.00%          0.50%         0.80%         1.00%          1.25%         1.50%
-----------------------------     ----------     ----------    ----------    ----------     ----------    ----------
Weighted Average Life
(years) to call ..............        2.55           2.44          2.35           2.29          2.20          2.10
Weighted Average Life
(years) to maturity ..........        2.59           2.48          2.40           2.34          2.25          2.15

               Schedule of Remaining Scheduled Payments by Month

            Collection Period                    Scheduled Payments
     -------------------------------      -------------------------------
     December 2002                                    81,822,326.68
     January 2003                                     81,822,326.68
     February 2003                                    81,822,326.68
     March 2003                                       81,822,326.68
     April 2003                                       81,821,066.08
     May 2003                                         81,790,779.50
     June 2003                                        81,634,623.21
     July 2003                                        81,458,952.48
     August 2003                                      81,285,792.48
     September 2003                                   81,135,553.44
     October 2003                                     80,958,935.09
     November 2003                                    80,760,244.54
     December 2003                                    80,366,309.86
     January 2004                                     79,750,718.22
     February 2004                                    79,047,926.45
     March 2004                                       78,402,183.16
     April 2004                                       77,687,543.80
     May 2004                                         77,119,993.75
     June 2004                                        76,639,644.19
     July 2004                                        75,963,182.47
     August 2004                                      75,263,387.42
     September 2004                                   74,665,531.85
     October 2004                                     74,176,651.07
     November 2004                                    73,919,935.66
     December 2004                                    73,673,397.58
     January 2005                                     73,339,709.18
     February 2005                                    72,801,295.77
     March 2005                                       72,086,156.33
     April 2005                                       71,418,367.53
     May 2005                                         70,807,484.58
     June 2005                                        69,862,039.00
     July 2005                                        68,767,658.65
     August 2005                                      67,963,947.05
     September 2005                                   67,275,884.09
     October 2005                                     66,110,755.57
     November 2005                                    63,083,227.96
     December 2005                                    59,880,291.89
     January 2006                                     58,257,838.87
     February 2006                                    57,093,272.27
     March 2006                                       56,106,985.42
     April 2006                                       55,031,752.19
     May 2006                                         54,023,583.08
     June 2006                                        52,784,303.20
     July 2006                                        51,071,296.09
     August 2006                                      49,479,704.64
     September 2006                                   48,048,387.49
     October 2006                                     45,559,877.90
     November 2006                                    38,809,078.70
     December 2006                                    32,448,877.76
     January 2007                                     29,835,596.56
     February 2007                                    27,209,239.10
     March 2007                                       22,743,314.51
     April 2007                                       19,185,292.59
     May 2007                                         17,241,936.52

               Schedule of Remaining Scheduled Payments by Month

            Collection Period                   Scheduled Payments
     -------------------------------      -------------------------------
     June 2007                                        15,140,446.18
     July 2007                                        12,819,626.89
     August 2007                                      10,041,353.81
     September 2007                                    7,591,230.14
     October 2007                                      4,201,085.84
     November 2007                                     1,053,317.47
     December 2007                                       442,354.86
     January 2008                                        387,135.83
     February 2008                                       340,877.96
     March 2008                                          275,845.60
     April 2008                                          224,125.96
     May 2008                                            172,391.75
     June 2008                                           115,474.99
     July 2008                                            57,830.65
     August 2008                                          32,520.88
     September 2008                                       30,196.92
     October 2008                                         10,977.05
     November 2008                                         1,596.24